UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 21, 2005
RTW, Inc.
(Exact name of registrant as specified in its charter)
Minnesota
(State or other jurisdiction of incorporation)

0-25508 (Commission File Number)	41-1440870 (I.R.S. Employer Identification No.)
8500 Normandale Lake Blvd., Suite 1400
Bloomington, MN 55437
(Address of principal executive offices and Zip Code)
(952) 893-0403
Registrant’s telephone number, including area code
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 — Other Events Item 8.01 — Other Events
Section 9 — Financial Statements and Exhibits Item 9.01 — Financial Statements and Exhibits
SIGNATURES
Press Release

Section 8 — Other Events
Item 8.01 — Other Events
     RTW, Inc. has received its Minnesota insurance license for a second insurance subsidiary, Bloomington Compensation Insurance Company (BCIC), which will begin writing policies on October 1, 2005 in Minnesota. BCIC will provide an opportunity for “transformed” employers, who support and execute return-to-work processes within their organizations, to extend their insurance relationship with RTW, Inc. through access to an alternative price and service model.
     On September 21, 2005, RTW, Inc. issued a press release entitled “RTW, Inc. Receives License for a Second Insurance Subsidiary, Bloomington Compensation Insurance Company”. A copy of this press release is furnished as Exhibit 99.1 to this Form 8-K.
Section 9 — Financial Statements and Exhibits
Item 9.01 — Financial Statements and Exhibits
     (a) Financial statements: None
     (b) Pro forma financial information: None
     (c) Exhibits:

Exhibit No.	Description

99.1	Press Release dated September 21, 2005, entitled “RTW, Inc. Receives License for a Second Insurance Subsidiary, Bloomington Compensation Insurance Company.”
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RTW, Inc.
Dated: September 21, 2005	By	/s/ Jeffrey B. Murphy
Jeffrey B. Murphy
President and Chief Executive Officer (Principal Executive Officer)